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                                                                   EXHIBIT 10.15

                        AMENDMENT TO EMPLOYMENT AGREEMENT

      THIS SECOND AMENDMENT (this "AMENDMENT") to that certain Employment Agreement by and among Corrpro Companies, Inc., an Ohio corporation (the "COMPANY") and George A. Gehring (the "EXECUTIVE") dated November 2, 2000 (the "AGREEMENT") and amended by Amendment to November 2000 Agreement dated July 16, 2003 is made and entered into this 23rd day of October, 2003 by and between the Company and the Executive.

      WHEREAS, the Company and the Executive entered into a certain Amendment and Termination Agreement dated October 23, 2003, whereby the Company agreed to execute and deliver to the Executive an amendment to the Agreement to extend the term of the Agreement to March 31, 2006; and

      WHEREAS, the Executive believes that it is in his best interest to amend the Agreement to extend the term of the Agreement to March 31, 2006; and

      WHEREAS, the Company and the Executive have entered into the Agreement and desire to amend its terms in accordance with Section 17 of the Agreement.

      NOW, THEREFORE, in consideration of the mutual promises, conditions and covenants contained herein and in the Agreement, and other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

      1. Effective immediately upon execution of this Amendment, Section 1(a) of the Agreement, as amended, is amended by substituting "March 31, 2006" as the ending date of the term of the Agreement.

      2. Effective immediately upon execution of this Amendment, Section 15 of this Agreement is amended by adding, following the first sentence of Section 15, the following: The Company will require that any successor (whether direct or indirect, by purchase of stock or assets, by merger, by consolidation or otherwise) to all or substantially all of the business and/or assets of the Company be liable for the obligations owed to Executive hereunder and will require that any such successor perform this Agreement in the same manner and to the same extent that the Company is obligated to perform it. Any succession shall not, however, relieve or alter the Company's continuing liability for obligations owing to Executive hereunder.

      3.    Except as amended hereby, the Agreement shall remain in full effect.

      4. The Executive acknowledges and agrees to each of the following items:

            (a) I am executing this Amendment voluntarily and without any duress or undue influence by the Company or anyone else;

            (b) I have carefully read this Amendment and I have asked any questions needed for me to understand the terms, consequences and binding effect of this Amendment and fully understand them; and

            (c) I have been advised by the Company to obtain the advice of an attorney of my choice prior to signing this Amendment.

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      IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first set forth above.

                                           THE EXECUTIVE:

                                           ________________________________
                                           George A. Gehring

                                           THE COMPANY:

                                           Corrpro Companies, Inc.

                                           By: ____________________________
                                               Name: ______________________
                                               Title:______________________



Schedule to Exhibits 10.14 and 10.15. The form of amendment and termination agreement, and amendment to executive officer employment agreement attached to this Annual Report on Form 10-K have been executed by the Company and Barry W. Schadeck, George A. Gehring, Jr., Michael K. Baach, David H. Kroon, Robert M. Mayer and John D. Moran. Messrs. Schadeck, Gehring, Baach, Kroon, Mayer and Moran are executive officers named in the Company's proxy statement dated February 17, 2004. Except for Mr. Schadeck's agreements, the provisions of the agreements executed are substantially identical in all material respects. Mr. Schadeck's agreements differ from the form of agreements only to the extent of reflecting that Commonwealth Seager Holdings, Ltd. ("CSG"), a wholly-owned subsidiary of the Company, and Corrtech Consulting Group are parties to Mr. Schadeck's executive employment agreements rather than the Company.




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